Business and Economic Collaborative Agreements	9 Months Ended
Sep. 30, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business and Economic Collaborative Agreements
14.	BUSINESS AND ECONOMIC COLLABORATIVE AGREEMENTS

New York State

On May 1, 2015, the Company executed an agreement for a medical technology research, development, innovation, and commercialization alliance with Fort Schuyler Management Corporation (“FSMC”), a not-for-profit corporation existing under the laws of the State of New York (the “State”). The Company expects that $25 million will be invested by the State to build new corporate offices including a formulation lab with related equipment for the Company.

The Company, through its partnership with FSMC, Empire State Development (“ESD”), and The State University of New York (“SUNY”) Polytechnic, plans to execute a major expansion and establish a 315,000 square foot, ISO Class 5 high potency oral and sterile injectable pharmaceutical manufacturing facility in Dunkirk, New York. On September 4, 2017, the Company entered into a Grant Disbursement Agreement whereby the State will grant up to $200 million, plus any additional funds available from the previous $25 million ESD Grant for the Company’s corporate offices, to fund the construction of the new pharmaceutical manufacturing facility. The Company is entitled to lease the facility and all equipment purchased with grant funds at a rate of $1.00 per year for an initial 10-year term, and for the same rate if the Company elects to extend the lease for an additional 10-year term. In exchange, the Company committed to spending $1.52 billion on operational expenses in the facility in its first 10-year term, and an additional $1.50 billion on operational expenses if the Company elects to extend the lease for a second 10-year term. The Company does not have significant construction period risks and the State will fund a majority of the construction costs and hold ownership of the manufacturing and office facilities. As of December 31, 2016 and September 30, 2017, construction on these facilities had not yet been completed.

Chongqing Government Department of Economic Development

In October 2015, the Company completed and executed an agreement with the Banan District in Chongqing, China to construct one GMP API and one GMP pharmaceutical manufacturing plant on Banan sites identified and selected by the Company’s management. Under the terms of the agreement, Banan will provide the funding for the land and construction of the manufacturing plants according to Athenex specifications and the Company will equip the plant. This agreement allows the Company to expand its existing high potency oncology active pharmaceutical ingredient manufacturing capacity as well as its drug manufacturing capacity in China. The Company does not have significant construction period risks and the Banan District will fund a majority of the construction costs and hold ownership of the facilities. As of December 31, 2016 and September 30, 2017, construction on these facilities had not yet been completed.

In connection with these arrangements with FSMC and the Banan District we have committed to certain operational milestones. If we are unable to comply with such, we may lose access to these properties.